MIND TECHNOLOGY

MIND Technology, Inc.

Special Meeting of Preferred Stockholders

August 29, 2024[1]

Amendment to Series A Preferred Stock

[1] Postponed from July 11, 2024

MIND TECHNOLOGY

Forward Looking Statement

Certain statement and information in this presentation may constitute "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues and operating results are based on our forecasts for our existing operations and do not include the potential impact of future acquisitions. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections.

For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the United States Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

MIND TECHNOLOGY

No Offer or Solicitation

This presentation is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval. The solicitation of votes or approval shall only be made via a definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission ("SEC"), as supplemented from time to time.

Additional Information about the Amendment and Where to Find It

In connection with the proposed amendment, the Company filed a definitive proxy statement on Schedule 14A with the SEC. The Company commenced mailing the definitive proxy statement to holders of the Series A Preferred Stock on or about July 22, 2024. The Company may file other relative documents with the SEC regarding the proposed amendment. This document is not a substitute for the definitive proxy statement or any other relative documents the Company may file with the SEC. HOLDERS OF THE SERIES A PREFERRED STOCK ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELATIVE DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENT, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THE CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED AMENDMENT. Investors and security holders are able to obtain free copies of the definitive proxy and all other relative documents once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Additional copies of the definitive proxy will be available for free from the Company.

If you have any questions about the proposed amendment, you should contact:

Alliance Advisors, as Information Agent.

Alliance Advisors, LLC
200 Broadacres Dr
Bloomfield, NJ 07003

Call: 833-795-8497

Email: MIND@AllianceAdvisors.com

MIND TECHNOLOGY

Explanation of Postponement

- **The postponement of the meeting was deemed necessary for the following reasons:**
  - **More time was required to solicit sufficient proxies**
  - **Subsequent to the previous record date of April 26, 2024, approximately 850,000 shares of preferred stock were traded**
  - **Shares acquired during this period were not eligible to vote**
  - **This represents about 50% of outstanding shares**
  - **Therefore, we felt a new meeting date and record date were appropriate**
- **The new meeting date (August 29, 2024) necessitated a new record date (July 16, 2024)**
- **Therefore, proxies from the postponed meeting, including those previously voted, are no longer valid – *<u>All Holders As of July 16 Must Vote Again</u>***

What is the Proposal

- Amend the terms of the Series A Preferred Stock
  - Amendment to Certificate of Designations, Preferences and Rights of MIND Technology, Inc. 9.00% Series A Cumulative Preferred Stock (the "Series A Preferred Stock")

- Provides for the conversion each share of Series A Preferred Stock into 3.9 shares of MIND common stock at the discretion of the Company's Board of Directors at anytime prior to September 30, 2024
- This proposal is unchanged

MIND TECHNOLOGY

Benefits to Preferred Stockholders

- Estimated market value of common received represents a significant premium to the market value of the preferred stock
- Benefit from any accretion in value of common stock
- Larger combined market for the common stock
- Facilitates the Company's growth
- Makes the Company a more attractive acquisition target
- Increase in Company's value accrues predominately to preferred stockholders due to majority ownership
- Expanded voting rights

Common stock ownership after conversion



Existing common stockholders
Preferred stockholders

MIND TECHNOLOGY

Illustration of Proposal

- Market prices
  - Preferred Stock - $11.91 / share [1]
  - Common Stock - $4.28 / share [1]

- Value received upon conversion – 3.9 shares of common X $4.28 / share = $16.69 / share of preferred stock
  - Approximately a 40% premium to the market value of the preferred stock

- Upon conversion current holders of preferred stock would own approximately 82% of all common stock

[1] *Based on 10-day average of volume weighted average price ("VWAP") as of July 16, 2024*

MIND TECHNOLOGY

Reasons for Proposal

- The Company's current operations and expected cash flow don't support the payment of preferred stock dividends and at the same time fund anticipated growth

- Management believes the existence of the preferred stock creates an "overhang" which limits the Company's flexibility and options
  - Limits access to additional capital
  - Inhibits merger and acquisition opportunities
  - Inhibits growth opportunities

MIND TECHNOLOGY

Risks to Preferred Stockholders

- Forfeit rights to accumulated and any future dividends
- Forfeits liquidation preference
- Current market value of common stock received is less than liquidation preference of preferred stock
- Future market value of common stock is uncertain
- Anticipated growth in business may not occur

What if the Proposal Does Not Pass

- The terms of the Series A Preferred Stock will not be amended
  - Accumulated and unpaid dividends will not be eliminated
  - Further dividends will continue to accumulate
  - Dividends will be paid when, as and if declared by the Board of Directors
- We will consider other restructuring options, such as
  - An exchange offer with different terms from the Proposal
  - Issuing debt instruments, which could include conversion features and with seniority to the Series A Preferred Stock
  - Entering into other debt obligations, such as secured credit facilities

Required Approvals

- The amendment must be approved by 2/3 of the outstanding preferred stock
  - Non-votes are effectively a "no" vote

- Holders of MIND common stock are not entitled to vote on this matter

Procedure / Timeline

- **Special meeting of preferred stockholders – August 29, 2024**
  - **Holders of record as of July 16, 2024**


Record Date
7-16-24
Special Meeting
8-29-24
7-22-24
Proxies Mailed

MIND TECHNOLOGY

Recommendation

Management and the Board of Directors recommend you vote **FOR** the proposal

Further Information

- If you hold your Preferred Stock in “street name” through a broker or other nominee, please contact your broker or advisor to obtain instructions on how to vote your shares

- Additional information can be obtained from our information agent, Alliance Advisors, LLC
  - Call: 833-795-8497
  - Email: MIND@AllianceAdvisors.com